FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT

THIS FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT, dated as of July 19, 2011 (the “Agreement”), is entered into among Ruby Tuesday, Inc., a Georgia corporation (the “Borrower”), the Lenders party hereto and Bank of America, N.A., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).  All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement (as defined below).

RECITALS

WHEREAS, the Borrower, the Lenders and the Administrative Agent entered into that certain Revolving Credit Agreement dated as of December 1, 2010 (as amended or modified from time to time, the “Credit Agreement”);

WHEREAS, the Borrower has requested that the Lenders amend the Credit Agreement as set forth below subject to the terms and conditions specified in this Agreement;

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.           Amendments.  The Credit Agreement is hereby amended as follows:

(a)           The reference to “FIFTY MILLION DOLLARS ($50,000,000)” in Section 2.4 of the Credit Agreement is hereby amended to read “SIXTY MILLION DOLLARS ($60,000,000)”.

(b)           Schedule 1.2 to the Credit Agreement is hereby amended to read as provided on Schedule 1.2 attached hereto.

2.           Condition Precedent.  This Agreement shall be effective upon receipt by the Administrative Agent of counterparts of this Agreement, duly executed by the Borrower, the Administrative Agent and the Required Lenders.

3.           Miscellaneous.

(a)           The Credit Agreement, and the obligations of the Loan Parties thereunder and under the other Loan Documents, are hereby ratified and confirmed and shall remain in full force and effect according to their terms.

(b)           The Borrower hereby represents and warrants as follows:

(i)           The Borrower has taken all necessary action to authorize the execution, delivery and performance of this Agreement.

(ii)           This Agreement has been duly executed and delivered by the Borrower and constitutes the legal, valid and binding obligations of the Borrower, enforceable in accordance with its terms, except as such enforceability may be subject to (A) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (B) general principles of equity

 (regardless of whether such enforceability is considered in a proceeding at law or in equity).

(iii)           No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by the Borrower of this Agreement.

(c)           The Borrower represents and warrants to the Lenders that (i) the representations and warranties set forth in Article V of the Credit Agreement and in each other Loan Document are true and correct in all material respects (before and after giving effect to this Agreement) as of the date hereof with the same effect as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date and (ii) no unwaived event has occurred and is continuing which constitutes a Default or an Event of Default.

(d)           This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument.  Delivery of an executed counterpart of this Agreement by telecopy shall be effective as an original and shall constitute a representation that an executed original shall be delivered.

(e)           THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF GEORGIA.

[remainder of page intentionally left blank]

CHAR1\1220715v2

Each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.

BORROWER:	RUBY TUESDAY, INC.,
a Georgia corporation

By: /s/ Marguerite N. Duffy
Name: Marguerite N. Duffy
Title: Senior Vice President

FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT
RUBY TUESDAY, INC.

ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A.,
as Administrative Agent

By: /s/ Erik M. Truette
Name: Erik M. Truette
Title: Assistant Vice President

FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT
RUBY TUESDAY, INC.

LENDERS:	BANK OF AMERICA, N.A.,
as a Lender, Servicer, Issuing Bank and
Swingline Lender

By: /s/ John H. Schmidt
Name: John H. Schmidt
Title: Director

REGIONS BANK,
as a Lender

By: /s/ Timothy M. Dameron
Name: Timothy M. Dameron
Title: Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender

By: /s/ Darcy McLaren
Name: Darcy McLaren
Title: Vice President

FIFTH THIRD BANK, an Ohio Banking Corporation,
as a Lender

By: /s/ Lisa R. Cook
Name: Lisa R. Cook
Title: Assistant Vice President

US BANK NATIONAL ASSOCIATION,
as a Lender

By: /s/ Patrick Engel
Name: Patrick Engel
Title: Vice President

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By: /s/ Deroy Scott
Name: Deroy Scott
Title: Senior Vice President

FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT
RUBY TUESDAY, INC.

BRANCH BANKING AND TRUST COMPANY,
as a Lender

By: /s/ R. Andrew Beam
Name: R. Andrew Beam
Title: Senior Vice President

FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT
RUBY TUESDAY, INC.

Schedule 1.2

REVOLVING COMMITMENTS

Lender	Revolving Commitment	Pro Rata Share
Bank of America, N.A.	$100,000,000	26.3157894737%
Regions Bank	$75,000,000	19.7368421053%
Wells Fargo Bank, National Association	$55,000,000	14.4736842105%
Fifth Third Bank	$50,000,000	13.1578947368%
U.S. Bank National Association	$45,000,000	11.8421052632%
PNC Bank, National Association	$30,000,000	7.8947368421%
Branch Banking & Trust Company	$25,000,000	6.5789473684%
Total	$380,000,000	100.000000000%